UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

May 3, 2011

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Kennedy Drive South Burlington, Vermont	(802) 658-3400	05403
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on May 3, 2011 (the “Original 8-K”) by Merchants Bancshares, Inc. (the “Company”) solely for the purpose of disclosing the Company’s Board of Directors’ determination with respect to the frequency of shareholder advisory vote on executive compensation. This Form 8-K/A does not amend or modify the Original 8-K in any other respect.

Item 5.07.

Submission of Matters to a Vote by Security Holders.

(d) At the Annual Meeting of Shareholders of the Company held on May 3, 2011, the Company's shareholders recommended, on an advisory basis, that the Company's future advisory votes on executive compensation should be held every year. Consistent with the shareholder recommendation, on July 21, 2011, the Board of Directors of the Company has determined that it will hold an annual advisory vote on executive compensation until the Board of Directors decides to hold the next shareholder advisory vote on this matter, which shall be no later than the Company’s Annual Meeting of Shareholders in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MERCHANTS BANCSHARES, INC.

By:	/s/ Janet P. Spitler
Name:	Janet P. Spitler
Title:	Chief Financial Officer & Treasurer Principal Accounting Officer

Date: July 26, 2011